Exhibit 10.41

SECOND AMENDMENT TO TECHNOLOGY LICENSE AGREEMENT

This SECOND AMENDMENT TO TECHNOLOGY LICENSE AGREEMENT (this “Second Amendment”) is dated June 8th, 2012, and is entered into by and between Celexion LLC (hereinafter referred to as “Celexion”) and BioAmber Inc., (formerly DNP Green Technology, Inc. and hereinafter referred to as “BIOAMBER”) with reference to the following facts:

RECITALS

WHEREAS, CELEXION and BIOAMBER entered into a Technology License Agreement with an effective date of September 25, 2010 (the “Agreement”) and an Amendment One to the Technology License Agreement dated March 15, 2012 (the “First Amendment”) (collectively, the Agreement and First Amendment are referred to in this Second Amendment as the “Existing Agreement”) pursuant to which BIOAMBER obtained an exclusive license to use Celexion Patent Applications.

WHEREAS, CELEXION and BIOAMBER desire to amend the Existing Agreement.

NOW THEREFORE, in consideration of the mutual covenants, conditions and agreements set forth herein, and for such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1. Article 2, Clause 2.1 of the Agreement is hereby deleted and replaced in its entirety with the following:

2.1 Subject to the terms and conditions of this Agreement, Celexion hereby grants to DNP Green an exclusive, worldwide, royalty bearing license in the Field of Use, with the right to sublicense, under and to the Licensed Intellectual Property, to develop, have developed, make, have made, use, sell or otherwise transfer, offer for sale, and/or import any Product, provided that any sublicensee has agreed in writing to be bound by terms no less strict than the terms of this Agreement and that DNP Green and such sublicensee must be in compliance with Sections 2.11 and 2.12.

2. Full Force and Effect. Except as expressly provided in this Amendment, all other terms, conditions and provisions of the Agreement shall continue in full force and effect as provided therein.

3. Entire Agreement. This Second Amendment together with the Existing Agreement constitute the full and complete agreement and understanding between CELEXION and BIOAMBER concerning the subject matter hereof.

IN WITNESS WHEREOF, CELEXION and BIOAMBER have entered into this Second Amendment effective as of the date last appearing below.

[End of Agreement – Signatures on the following page]

BIOAMBER INC.

By:	/s/ Jean-Francois Huc	Date: June 8, 2012
Name:
Title:

CELEXION, LLC

By:	/s/ Brian M. Baynes	Date: 6/8/2012
Name:	Brian M. Baynes
Title:	CEO

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